MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated March 12, 2015 to the Statement of Additional Information dated November 7,

2014 for the following Series and Classes (the “SAI”):

Strategic Income Conservative Series – Class I and S

Strategic Income Moderate Series – Class I and S

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The sixth paragraph of the “Investment Goals” section of the SAI is hereby deleted and replaced by the following:

Each Strategic Income Series seeks to achieve its investment objective by investing in a combination of other Series of the Fund (referred to as the underlying funds). The underlying funds currently may include a combination of the High Yield Bond Series, Core Bond Series, Core Plus Bond Series, Real Estate Series, Emerging Markets Series, Disciplined Value Series, Equity Income Series, and Inflation Focus Equity Series, as well as other Series of the Fund. The Series’ management team will actively adjust the Series’ allocation to the underlying funds in accordance with its investment goal and the Advisor’s view of prevailing market conditions, such as market trends, its outlook for a given asset class, and the underlying funds’ performance in various market conditions. The Advisor reserves the right to modify the underlying fund weightings of a Series and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

SAI Supp 1231 03/2015